Exhibit 10.30

                                  HEMASURE INC.

                           PLACEMENT AGENCY AGREEMENT

                                February 3, 2000



Warburg Dillon Read LLC
299 Park Avenue
New York, New York  10171

Gentlemen:

         HemaSure Inc. (the "Company"), a Delaware corporation, hereby confirms its agreement with the Placement Agent (as defined below) as follows:

         1. The Offering. The Company is offering to persons who qualify as institutional "accredited investors," as that term is defined in Rule 501(a)(1),
(2), (3) or (7) under the Securities Act of 1933, as amended (the "Act") (each, an "Accredited Investor"), shares of the Company's common stock, $.01 par value per share (the "Shares"), at a price per Share to be determined by negotiations between the Company and the Purchasers (as defined below) and which results in gross proceeds to the Company of $20.0 million (or such other amount as may be agreed to between the Company, the Placement Agent and the Purchasers (as defined below)). The foregoing offer and sale of the Shares is hereinafter referred to as the "Offering".

         2. Appointment of Placement Agent. Warburg Dillon Read LLC is hereby appointed the exclusive placement agent of the Company (the "Placement Agent") during the Offering Period (as defined herein) for the purpose of assisting the Company in identifying qualified investors with respect to the Shares. The "Offering Period" shall commence on the date the Offering Materials are first made available to the Placement Agent by the Company for delivery in connection with the Offering and shall terminate on or before the close of business on March 15, 2000 unless extended by agreement between the Company and the Placement Agent. Warburg Dillon Read LLC hereby accepts such agency and agrees to assist the Company in identifying qualified investors on a "best efforts" basis. It is understood that the offering and sale of the Shares is intended by all parties to be exempt from the registration requirements of the Act pursuant to Section 4(2) thereof and the rules and regulations of the Securities and Exchange Commission thereunder, including Regulation D (the "Rules and

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Regulations"). The Placement Agent understands that all subscriptions for Shares are subject to the acceptance of the Company in its sole discretion.

         3. Offering Materials. The Company has prepared and delivered to the Placement Agent a reasonable number of copies of a Confidential Private Placement Memorandum dated February 3, 2000. Such Confidential Private Placement Memorandum, including all documents delivered in connection therewith, is referred to herein as the "Offering Materials," except that if the Offering Materials shall be supplemented or amended, the term "Offering Materials" shall refer to the Offering Materials as so supplemented or amended by the Company from and after the time of delivery to the Placement Agent of such supplement or amendment.

         The Company hereby authorizes the Placement Agent to transmit the Offering Materials to those prospective investors previously identified by the Placement Agent to the Company in writing and such other prospective investors as may be agreed to between the Company and the Placement Agent. The Offering Materials are the only documents that are to be delivered to prospective investors in connection with the offering of the Shares. The Company will furnish, or cause to be furnished, to the Placement Agent all data, material and other information that is in the possession of the Company requested by the Placement Agent for the purposes of performing the services contemplated hereunder. The Company represents and warrants to the Placement Agent that the information in the Offering Materials, and, to the best of the Company's knowledge, any other information (whether written or oral) supplied to the Placement Agent by or on behalf of the Company in connection with the performance of the Placement Agent's services hereunder, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which such information was provided, not misleading. It is understood that the Company does not intend to provide any information to prospective investors other than the Offering Materials; provided, however, that if any additional information is provided to prospective investors by or on behalf of the Company (it being understood that the Placement Agent will not distribute any such additional information to prospective investors without the Company's prior written consent), such additional information will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which such information was provided, not misleading. It is further understood that in performing its services under this engagement the Placement Agent will be entitled to rely on and use all information contained in the Offering Materials, all information furnished to the Placement Agent by or on behalf of the Company, all information authorized by the Company to be furnished by the Placement Agent to prospective Purchasers or other parties and all other information that is publicly available without independent verification thereof, and the Placement Agent will not be responsible in any respect for the accuracy, completeness or reasonableness of any such information or to conduct any independent verification thereof or any appraisal of assets or liabilities.



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         4. Closing; Delivery; Placement Fees.

            (a) The closing of the purchase and sale of the Shares (the "Closing") shall take place at such time and on such date and at such place as shall be agreed upon by the Company and the Purchasers (the "Closing Date").

            (b) At the Closing, there shall be delivered to the Company on behalf of each investor purchasing Shares (the "Purchasers") a stock purchase agreement substantially in the form included in the Offering Materials (with such modifications as may be agreed to between the Company and such Purchasers) (each, a "Purchase Agreement"), and there shall also be delivered to the Company on behalf of each Purchaser the full purchase price, in same-day funds, of the Shares which such Purchaser is to purchase, and all other documents provided for in the Purchase Agreements. At the Closing, the Company will deliver to the Purchasers certificates representing the Shares purchased by them and will deliver to the Purchasers and the Placement Agent other documents provided for by the Purchase Agreements.

            (c) At the Closing, the Company shall pay or cause to be paid to the Placement Agent a placement fee, in same-day funds, in an amount equal to 7% (the "Placement Fee") of the gross proceeds received by the Company from the sale of the Shares. Notwithstanding the immediately preceding sentence, in the event that Gambro, Inc. or an affiliate thereof (formerly named Cobe Laboratories, Inc., "Cobe") purchases Shares in the Offering, the fees payable by the Company to the Placement Agent shall be 3.5% of the gross proceeds with respect to that number of shares purchased by Cobe in the Offering which is less than or equal to the number obtained by multiplying (i) the aggregate number of Shares sold by the Company to all Purchasers in the Offering by (ii) that percentage of the Company's common stock, $.01 par value per share, beneficially owned by Cobe and its affiliates (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) on the date hereof (calculated in accordance with Rule 13d-3 of the Exchange Act); provided that it is understood that the fees payable by the Company to the Placement Agent with respect to gross proceeds relating to any Shares purchased by Cobe in the Offering in excess of such number calculated above shall be 7%.

         5. Representations, Warranties and Covenants of the Company. For the benefit of the Placement Agent, the Company hereby confirms and agrees to comply with the representations, warranties and covenants made by it to the Purchasers in the Purchase Agreement, and hereby further represents and warrants that this Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes the legal, valid and binding agreement of the Company (except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally).

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         6.  Additional Covenants of the Company. The Company further covenants and agrees with the Placement Agent that:


             (a) The Company will notify the Placement Agent of any event of which it is aware and as a result of which the Offering Materials would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and it will not use any amendment or supplement to the Offering Materials without the prior consent of the Placement Agent (which consent will not be unreasonably withheld). The Company will conduct the Offering in compliance with Section 4(2) of the Act and the Rules and Regulations and all applicable state securities laws and regulations.

             (b) The Company covenants and agrees with the Purchaser that the Company will pay all expenses, fees and taxes in connection with (i) the preparation of the Offering Materials and all other documents delivered to prospective investors, (ii) the furnishing of the opinions of counsel for the Company, comfort letters and other closing documents, (iii) the registration or qualification of the Shares for resale in states requested by selling Purchasers, provided that the Company may do so without incurring unreasonable effort or expense; provided, however, that the Company shall not be obligated to
(A) file any general consent to service of process, (B) qualify as a foreign corporation in any jurisdiction in which it is not so qualified or (C) take any action that would subject it to income taxation in any jurisdiction, and (iv) the registration of the Shares under the Act in accordance with Section 8 of the Purchase Agreements. The Company also agrees that it will reimburse the Purchaser for its reasonable out-of-pocket expenses in connection with the Offering, and will pay the reasonable fees and expenses of Dewey Ballantine LLP, counsel to the Placement Agent.

             (c) The Company agrees to reasonably cooperate with the Placement Agent and its counsel with respect to their due diligence investigation.

             (d) The Company agrees to deliver to the Placement Agent the legal opinions, comfort letters and other documents specified in Annex A hereto at the times set forth therein.

         7. Conditions of Placement Agent's Performance. The purchase and sale of the Shares and the obligations of the Placement Agent as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made on and as of such Closing Date), of the representations and warranties of the Company herein and in the Purchase Agreements and to the performance in all material respects by the Company of its obligations hereunder and under the Purchase Agreements.

         8. Representations, Warranties, and Covenants of the Placement Agent.

         The Placement Agent hereby represents and warrants to, and covenants with, the Company that:


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             (a) This Agreement has been duly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding obligation of the Placement Agent, enforceable against it in accordance with its terms (subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally).

             (b) The Placement Agent will comply with any reasonable written advice of the Company with respect to the manner in which to offer and sell the Shares so as to ensure that the offering and sale thereof will comply with the securities laws of any state in which Shares are offered by the Placement Agent, and the Placement Agent will not make an offer of Shares in any state which the Company advises it in writing that such offer would be unlawful.

             (c) The Placement Agent is (i) a registered broker-dealer under the Exchange Act, (ii) is a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), and (iii) registered as a broker-dealer in each jurisdiction in which it is required to be registered as such in order to offer and sell the Shares in such jurisdiction.

             (d) Except by means of materials or communications provided or approved by the Company or except as otherwise agreed to by the Company, the Placement Agent has not and will not make an offer of Shares on the basis of any communications or documents relating to the Company or the Shares except by means of the Offering Materials. The Placement Agent will deliver a copy of the Offering Materials, as then amended or supplemented, to each prospective investor solicited by it prior to such offeree's execution of a Purchase Agreement.

             (e) The Placement Agent has not and will not make an offer of Shares on behalf of the Company, or of any securities, the offering of which may be integrated with the Offering, by any form of general solicitation or general advertising in violation of Rule 502(c) of Regulation D such as would cause the offering of Shares not to qualify under Section 4(2) of the Act as a transaction except from Section 5 thereof. Any information relating to the Placement Agent or the Offering and furnished by the Placement Agent in writing expressly for inclusion in the Offering Materials (it being understood that any of such information will be specified in a separate letter between the Company and the Placement Agent) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information, in light of the circumstances under which it is used, not misleading.

             (f) Except as would not cause the offering of Shares not to qualify under Section 4(2) of the Act as a transaction exempt from Section 5 thereof or under any similar exemption under state securities laws, the Placement Agent will not transmit to the Company any written offer from an offeree to purchase Shares unless, immediately prior thereto, it reasonably believes that:

             (i) the offeree is an Accredited Investor; and


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             (ii) the offeree meets all other offeree and/or purchaser
         suitability standards, if any, required under applicable state securities laws and regulations.

             (g) The Placement Agent will periodically notify the Company at reasonable intervals of the jurisdictions in which the Shares are being offered by it or will be offered by it pursuant to this Agreement, and will periodically notify the Company at reasonable intervals of the status of the Offering conducted pursuant to this Agreement.

             9. Indemnification and Contribution. In the event that the Placement Agent becomes involved in any capacity in any claim, suit, action, proceeding, investigation or inquiry (including, without limitation, any shareholder or derivative action or arbitration proceeding) in connection with any matter in any way referred to in this Agreement or arising out of the matters contemplated by this Agreement with respect to which the Placement Agent is entitled to indemnification as contemplated herein (a "Proceeding"), the Company will reimburse the Placement Agent for its reasonable legal and other expenses (including the cost of any investigation and preparation) as such expenses are incurred by the Placement Agent in connection therewith. The Company also agrees to indemnify, defend and hold the Placement Agent harmless, to the fullest extent permitted by law, from and against any losses, claims, damages, liabilities and expenses (A) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Materials or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (B) in connection with any matter in any way relating to or referred to in this Agreement or arising out of the matters contemplated by this Agreement, unless, in the case of this clause (B), it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that such losses, claims, damages, liabilities and expenses resulted solely from the gross negligence or willful misconduct of the Placement Agent. The Company may assume the defense of any such Proceeding, including the employment of counsel reasonably satisfactory to the Placement Agent. If such indemnification to which the Placement Agent is entitled were for any reason not to be available or sufficient to hold the Placement Agent harmless, the Company agrees to contribute to the losses, claims, damages, liabilities and expenses involved in the proportion appropriate to reflect the relative benefits paid or received or sought to be paid or received by the Company and its stockholders on the one hand, and the Placement Agent, on the other hand, in the matters contemplated by this Agreement; provided, that in no event shall the Company contribute less than the amount necessary to assure that the Placement Agent is not liable for losses, claims, damages, liabilities and expenses in excess of the amount of fees that the Placement Agent is entitled to receive pursuant to this Agreement. The Company will not settle any Proceeding in respect of which indemnity may be sought hereunder, whether or not the Placement Agent is an actual or potential party to such Proceeding, without the Placement Agent's prior written consent (which consent shall not be unreasonably withheld). For purposes of this paragraph, the Placement Agent shall include Warburg Dillon Read LLC, any of its affiliates, each other person, if any, controlling Warburg Dillon Read LLC or any of its affiliates, their

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934971.1


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respective officers, current and former directors, employees and agents, and the successors and assigns of all of the foregoing persons. The foregoing indemnity and contribution agreement shall be in addition to any rights that the Placement Agent or any indemnified party may have at common law or otherwise.

             The Company also agrees that neither the Placement Agent nor any of its affiliates, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of either the Placement Agent 's appointment under this Agreement or any matter referred to in this Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company are determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review to have resulted solely from the gross negligence or willful misconduct of the Placement Agent in performing the services that are the subject of this Agreement.

             10. Representations, Warranties and Covenants to Survive Delivery. All representations, warranties and covenants of the Company herein shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of their respective officers, directors or controlling persons, and shall survive delivery of the Shares.

             11. Termination. This Agreement shall terminate if the Closing of the sale of the Shares does not occur on or before March 15, 2000, unless extended by the mutual agreement of the Company and the Placement Agent. Upon any such termination, (i) the Company shall reimburse the Placement Agent for its reasonable out-of-pocket expenses, and pay the reasonable fees and expense of Dewey Ballantine LLP, counsel to the Placement Agent, in each case as provided in Section 6(b) hereof, and (ii) the obligations of the parties set forth in Section 9 hereof shall survive termination of this Agreement.

             12. Notices. All notices of communications hereunder, except as herein otherwise specifically provided, shall be in writing mailed, delivered or faxed to the Placement Agent at 299 Park Avenue, New York, NY 10171, Attention:
Benjamin D. Lorello (fax: 212-821-5520), with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, NY 10019, Attn: Donald J. Murray (fax:
212-259-6333) or, if sent to the Company, at 140 Locke Drive, Marlborough, MA 01752, Attn: President (fax: 508-485-6045), with a copy to Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, Attn: Luke P. Iovine, III (fax:
212-856-7816).

             13. Announcements and Advertisements. After the Closing and public announcement of the Offering, the Placement Agent may, at its own expense, place customary tombstone announcements or advertisements in financial newspapers and journals describing its services hereunder; provided, that, prior to consummation of the Offering, such announcements or advertisements (other than those appearing in trade journals or other marketing materials of the Placement Agent) shall require the prior approval of the Company (which approval shall not be unreasonably withheld), unless in

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the case of multiple announcements, the form of such announcement or advertisement previously has been approved by the Company.

             14. Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by and construed in accordance with the laws of the State of New York. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company and the Placement Agent consent to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Placement Agent or any indemnified party. Each of the Placement Agent and the Company waives all right to trial by jury in any Proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such Proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

             15. Lending Relationships. A lending affiliate of the Placement Agent may have lending relationships with the Company. To the extent required under the securities laws, the Company will disclose in the Offering Materials the existence of any such lending relationships and whether the proceeds of the Offering will be used to repay debts owed to affiliates of the Placement Agent.

             16. Benefits of Agreement. This Agreement shall be binding upon and, except as set forth in the following sentence, is solely for the benefit of the Placement Agent and the Company and any successor or assign of any substantial portion of the Company's and the Placement Agent's respective businesses and/or assets. Nothing expressed or mentioned herein is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any representation, warranty or agreement herein contained, except as set forth in
Section 9.

             17. No Effect on Letter Agreement. Neither the entering into of this Agreement nor any termination of this Agreement shall be deemed to change the obligations of the parties under that certain letter agreement dated January 11, 2000 between the Company and the Placement Agent, which letter agreement shall continue to be remain in effect in accordance with the terms thereof.


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             18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                                    Very truly yours,

                                    HEMASURE INC.


                                    By: /s/John F. McGuire
                                        ______________________________________
                                        John F. McGuire
                                        President and Chief Executive Officer


WARBURG DILLON READ LLC


By:/s/Benjamin D. Lorello
   ___________________________
   Benjamin D. Lorello
   Managing Director


By:/s/Real H. Leclerc
   ___________________________
   Real H. Leclerc
   Director

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                     ANNEX A TO PLACEMENT AGENCY AGREEMENT


Legal Opinion of Battle Fowler LLP(1)

             Battle Fowler LLP, counsel to the Company, shall have delivered a legal opinion, dated the Closing Date and addressed to the Placement Agent, to the effect that:


             a. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as presently conducted; and the Company is duly qualified to conduct its business as a foreign corporation in Massachusetts.

             b. The authorized capital stock of the Company consists of (a) 35,000,000 shares of common stock, $.01 par value per share, and (b) 1,000,000 shares of undesignated preferred stock, $.01 par value per share.

             c. When issued and paid for in accordance with the Agreements, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of any preemptive rights contained in the Company's Certificate of Incorporation or under the Delaware General Corporation Law.

             d.   The Company has the requisite corporate power and authority
                  (A) to enter into this Agreement and (B) to issue, sell and deliver the Shares to be sold by it to the Purchasers as provided in the Purchase Agreements; and the Purchase Agreements have been duly authorized, executed and delivered by the Company.

             e. The Purchase Agreements constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms.

             f. Neither the offer, sale or delivery of the Shares, the execution, delivery or performance by the Company of the Purchase Agreements, nor the consummation by the Company of the transactions contemplated thereby constitutes or will constitute a breach or violation of, or a default under, the Certificate of Incorporation or Bylaws of the Company or any agreement, indenture, lease or other instrument to which the Company is a party or by which its properties or assets is subject and, in each case, which is identified as an exhibit to the Company's Annual Report on Form 10-K for the Year Ended December 31, 1998 (the "1998 10-K") or to any Quarterly Report on Form 10-

--------
(1)Subject to customary assumptions, qualifications, and limitations.

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                  Q or Current Report on Form 8-K filed with the Commission
                  subsequent to the 1998 10-K (each such agreement, indenture, lease or other contract or instrument herein, a "Material Agreement"), or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any Material Agreement, nor will any such action result in any material violation of any existing law, or any regulation, ruling judgment, injunction, order or decree known to us to be applicable to the Company and to transactions of the nature contemplated by the Offering.

             g. No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Company (except such as may be required under state securities or Blue Sky laws governing the sale of the Shares, the filing of a Form D with respect to the issuance of the Shares with the Commission, or such as may be required in connection with the performance by the Company of its obligations under Section 8 of the Purchase Agreements, as to which we express no opinion) for the issuance and sale of the Shares to the Purchasers as contemplated by the Purchase Agreements.

             h. To our knowledge, there are no legal or governmental proceedings pending or threatened against the Company, or to which the Company or any of its properties are subject, which are not disclosed or identified in the Offering Memorandum and which, if adversely decided, would likely cause a Material Adverse Effect or materially and adversely affect the issuance of the Shares or the consummation of the transactions contemplated by the Purchase Agreements.

             i. The offer and sale of the Shares in the manner contemplated by the Offering Memorandum, the Placement Agency Agreement and the Purchase Agreements do not require registration under
                  Section 5 of the Act.

             j. The Company is not, and upon consummation of the sale of the Shares will not be, an "investment company" or a person "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             In addition, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, the Placement Agent and representatives of the Placement Agent at which the contents of the Offering Memorandum were discussed and, although we are is not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Offering Memorandum as of its date and as of

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the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial, accounting and statistical data included in or excluded from the Offering Memorandum).

             In rendering their opinion as aforesaid, counsel may rely upon an opinion or opinions of other counsel retained by it or the Company as to laws of any jurisdiction other than the United States, the State of New York or the General Corporation Law of the State of Delaware; provided that (i) each such local counsel is reasonably acceptable to the Placement Agent, (ii) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to the Placement Agent and is in form and substance satisfactory to them and their counsel and (iii) counsel shall state in its opinion that it believes that it and the Placement Agent are justified in relying thereon.

Legal Opinion of Heslin & Rothenberg, P.C.

             Heslin & Rothenberg, P.C., intellectual property counsel to the Company, shall have delivered a legal opinion dated the Closing Date and addressed to the Placement Agent to the effect that to such counsel's knowledge, the statements in the Offering Memorandum under the captions "Risk Factors - We May Be Unable to Adequately Protect Our Proprietary Rights," "Risk Factors - We May Be Sued by Third Parties for Infringement of Their Proprietary Rights, in the first and second paragraphs under the caption "Risk Factors - We May Not Prevail in Pending or Potential Lawsuits", "Business - Licenses, Patents and Proprietary Information" and in the first through fifth paragraphs under the caption "Business - Legal Proceedings" insofar as such statements constitute summaries of intellectual property matters with respect to the Company and the Subsidiary, are in all material respects accurate and complete statements or summaries of the matters therein set forth.

Legal Opinion of Pennie & Edmonds LLP

         Pennie & Edmonds LLP, intellectual property litigation counsel to the Company, shall have delivered a legal opinion dated the Closing Date and addressed to the Placement Agent to the effect that to such counsel's knowledge the statements in the Offering Memorandum in the first and second paragraphs under the captions "Risk Factors - We May Not Prevail in Pending or Potential Lawsuits" and in the first through sixth paragraphs under the caption "Business
- Legal Proceedings," as of the date of the Offering Memorandum and as of the date of such opinion, are in all material respects accurate and complete statements or summaries of the matters therein set forth.




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Legal Opinion of Vinson & Elkins L.L.P.

             Vinson & Elkins L.L.P., intellectual property litigation counsel to the Company, shall have delivered a legal opinion dated the Closing Date and addressed to the Placement Agent to the effect that to such counsel's knowledge the statements in the Offering Memorandum in the first and second paragraphs of the section captioned "Risk Factors - We May Not Prevail in Pending or Potential Lawsuits" and in the third and fourth paragraphs of the section captioned "Business - Legal Proceedings," as of the date of the Offering Memorandum and as of the date of such opinion, are in all material respects accurate and complete statements or summaries of the matters therein set forth.

Legal Opinion of Hale and Dorr LLP

             Hale and Dorr LLP, special regulatory counsel to the Company shall have delivered a legal opinion dated the Closing Date and addressed to the Placement Agent to the effect that to such counsel's knowledge the statements in the Offering Memorandum under the caption "Risk Factors - We May Not Be Able to Timely Obtain Regulatory Approvals, If at All" and "Business - Government Regulation," insofar as such statements constitute summaries of law under the Federal Food, Drug and Cosmetic Act applicable to the Company's business and products as set forth in the Offering Memorandum, as of the date of the Offering Memorandum and as of the date of such opinion, are in all material respects accurate summaries.

Comfort Letters

             The Placement Agent shall have received from PricewaterhouseCoopers LLP "comfort" letters dated the date of the Offering Memorandum, the date of the Agreements and the Closing Date, substantially in the forms heretofore approved by the Placement Agent.


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